United States Securities and Exchange Commission
 Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: June 30, 2006

WACCAMAW BANKSHARES, INC.
(Name of Small Business Issuer in its Charter)

NORTH CAROLINA	52-2329563
(State or other Jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

110 N. Powell Boulevard Whiteville, N.C. 28472

(address of Principal Executive Office)

(910) 641-0044

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS

                        The purpose of this Current Report on Form 8-K is to file the announcement of the filing of a registration statement for the sale of common stock

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

          (d)          Exhibit 99.1 Waccamaw Bankshares, Inc. announces the filing of a registration statement for the sale of common stock

SIGNATURES

          According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on June 30, 2006.

WACCAMAW BANKSHARES, INC.

Date: June 30, 2006		/s/ James G. Graham

	By:	James G. Graham
	Its:	President & CEO